CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in AXA's Registration Statements on Form S-8 (Nos. 333-9212, 333-12088 and 333-12944) and on Form F-3 (Nos. 333-12872 and 333-12956) of our report dated March 13, 2002 (except for Note 35 which is dated May 3, 2002) relating to the consolidated financial statements and financial statement schedule, which appears on page F-1 of AXA’s Annual Report on Form 20-F for the year ended December 31, 2001.

Befec - Price Waterhouse

Member of PricewaterhouseCoopers

Gérard Dantheny

Paris, France June 26, 2002